Exhibit 99.1
EnerCom's Oil & Gas Conference August 16-17, 2011

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

3 Endeavour At A Glance Focused on near-term growth through lower risk development activities Growing cash flow from production ramp-up Opportunity to capture high returns on capital employed Increasing liquids production near-term Balanced Strategy Oil and Gas U.K. and U.S. Conventional and unconventional Short and long-term production opportunities Near-Term Potential Catalysts Bacchus oil production - U.K. Greater Rochelle field development in execution phase - U.K. Health Oil Shale proof of concept - U.S. Ongoing Haynesville development - U.S. Pennsylvania Marcellus acceleration - U.S.

Overview of Endeavour's U.K. Assets 4 Rubie Renee Current Production Development Projects Exploration Projects

5 Overview of Endeavour's U.S. Assets

Growing Our Proved and Probable Reserve Base 6 Reserve Growth (1) Per the reserve report audited by Netherland, Sewell & Associates as of 12/31/10. (2) Proved and probable reserves after asset sales of 6.0MMBOE in 2009. (3) Proved and probable reserves after asset sales of 13.7MMBOE in 2010; includes 20% of Bacchus development acquired February 2011. CAGR: 38% (1) (2) (3) MMBOE

Indicative Production Growth Potential 7 Existing Portfolio Has the Potential to Deliver Significant Production Growth in the Near and Long Term 2009 2015 BOEPD

8 Visible Development Inventory Provides Growth Project Operator 2P(Mboe) 3 END WI% Production Status International Alba 1,957 2% Producing - Infill Drilling Bittern 670 2% Producing Enoch 424 8% Producing Bacchus 5,010 30% First production expected 2011 Greater Rochelle 16,050 44% First production expected 2012 Columbus 4,500 25% FDP Filed R Block Redev. 4,590 52% In Progress North America Haynesville Cohort (J-W Operating) 10,127 50% Producing 200 Potential drilling locations (1) Marcellus Cohort (J-W Operating) 328 50% Producing 300+ Potential drilling locations (1)(2) Heath Central Montana / Endeavour 0 25% 900 Potential drilling locations (1) Alabama Hillwood 39 50% 400 Potential drilling locations (1) (1) Potential drilling locations based on 80-100 acre spacing on acreage under lease. (2) Excludes proposed Marcellus shale acquisition (3) 2P reserves as of 12/31/10 based on strip pricing as of 12/31/10 43,695 Total:

Outstanding Portfolio Management Capturing Value to Accelerate Returns 408% Return 379% Return Cash Flow: Inception through December 31, 2010 Purchase Price / Capex Sales Price $150mm 2009 2010 Focused on creating value for investors Allocate capital to near-term growth and high returns OER Norway Proceeds Acquired US asset portfolio Accelerated UK developments Cygnus Proceeds Increase working interested in Bacchus to 30% Fully funded high return development projects 9

10 Our North Sea Assets Producing properties acquired in 2005/2006 (primarily from Talisman) Excellent production foundation with stable cash flow Historically out-performed expectations Balance of oil and natural gas Strong upside performance potential Bacchus Greater Rochelle Columbus Exploration Opportunities Tudor Rose Rubie Renee Current Production Development Projects Exploration Projects

Bacchus: Block 22/06a Central North Sea 11 Drilling operations commenced in July 2011 Rowan Gorilla 7 jack-up rig on site First of three planned development wells in progress 4,000 - 5,000 BOE/day net at full production Reservoir is formed by shallow marine Fulmar sandstones of Upper Jurassic age 22/6a-14 22/6a-14Z 22/6a-15 END WI: 30% Operator: Apache (50% WI) Partner: First Oil (20% WI) Online: Expected 2H 2011

Commercial terms reached with the Scott Platform owners in April 2011 Annual shut-down underway allowing preparatory work for Greater Rochelle production Project in execution phase Key contracts awarded for the subsea components - pipelines and umbilicals Rig contract to be awarded by year-end Two development wells planned in 2012 Off-take capacity at the Scott Platform is 100 mmcf/d in year one ramping up to 120 mmcf/d in the second year Greater Rochelle: Blocks 15/26b, 15/26c & 15/27 12 Operator: Endeavour (44% WI) Partners: Nexen (41% WI), Premier Oil (15% WI) FDP Approved: February 2011 Online: Expected 2H 2012 10 10z Pinchout 11 metres 15/26c 15/26b 15/27 1 2 0 km West Rochelle 9 East Rochelle

Columbus Development - U.K. Block 23/16f 13 Columbus has gas trapped in a Palaeocene channel on the western flank of the Magellan structure Partners have reached an agreement to pursue an option with BG to develop a bridge linked platform and subsea facilities to the Lomond platform END WI: 25% Operator: Serica (50% WI) Partner: EOG Resources(25% WI) Online: Expected 2012

Tudor Rose - Appraisal Prospect 14 Oil discovery originally drilled in 1983 Estimated to have 500 million barrels of oil in place Plans to test the viscosity of the play Low cost to participate END WI: 20% Operator: EnCore plc.(40% WI) Partner: Nautical(20% WI) Lundin (20% WI) Spud Date Q4 2011 Block 14/30a Tudor Rose Greater Rochelle Bacchus 0 Kms 100 0 Kms 100

Haynesville Shale and Cotton Valley Sand Plays 50% joint venture in 18,000 gross acres (7,500 net to END) 200 + future horizontal drilling locations Avg Well Cost: $ 8-9 million gross Avg EUR per Well: 7-8 BCF gross Six wells currently in progress 15 gross wells planned for 2011 Drilling successful to date 6 gross wells completed in Q2 12 total gross wells completed in 2010 15 END Project Areas

16 First wells at Woodardville are strong producers Average IP over 21 MMCFD One rig program for last half of 2011 Program scalable with commodity prices Bossier Shale has additional potential Other industry participants -- Encana, Petrohawk, Questar and Williams with proven success in the area IP's increasing Willow Springs Grand Cane Metcalf Bull Bayou Woodardville Cohort/END Williams 4H Drilling CV SS Hz CHK Fielder 10-1H IPF 11 MMCFD Cohort/END Brossette 13-1H IPF 14 MMCFD Cohort/END Tracy 3-1H IPF 17 MMCFD Strong Haynesville Results in Louisiana

17 Overview of Marcellus Shale Acquisition Purchasing Pennsylvania Marcellus shale assets for $110 million from SM Energy Company(1) 50,000 net acres in McKean & Potter Counties (100% operated) Three producing Marcellus shale gas wells, flowing approx. 3 - 4 MMcf/d 10 3/4 mile Potato Creek Midstream gathering system in southern McKean County Significant production and reserve potential in attractive shale play Low "break-even" costs Acreage on trend with developments by EOG, Seneca and Ultra Ready to develop with producing wells and existing infrastructure Pipeline has potential for expansion and third party gathering Assets acquired at attractive market metrics Transaction implies $1,700 per net acre acquired(2) (2) $25 million of purchase price allocated to midstream pipeline and facilities and is excluded from implied acreage value. (1) The acquisition, announced on 7/18/11 is expected to close in the fourth quarter of the year.

END's Combined Marcellus Shale Play Post-Acquisition



Potato Creek
END 100%
TGP
Potter
PC #1H
PC #2H
PC #3H
Endeavour
McKean
Somerset
Cameron
NFG
NFGD
J-W Gathering
Daniel
END/JW 50%
Elk
COLOR KEY
END 100%
END / JW JV
Other END 100%
State Forest Lands
State Gamelands

Combined Resource Potential – McKean & Cameron Co's

- 1.0 – 1.3 TCF recoverable gas potential
  - 650 – 800 BCF net to END
- 300 + drilling locations
- 3 Potato Creek wells producing 3 – 4 MMCFD
  - Potato Creek 3-H IP'd 11 MMCFD; EUR 4+ BCF
- Daniel gathering infrastructure expansion underway
  - Current production ~ 700 MCFD (infrastructure/market constrained)
  - Phase I expansion up to ~25 MMCFD capacity
  - 2 horizontal wells waiting on completion

Upside Potential

- Operational synergies w/existing END joint venture
  - 93,000 gross / 68,000 net END acres in PA
- 3rd party gas gathering opportunities in McKean Co
  - Possible pipeline expansion into Cameron Co
- Geneseo (shallower) & Utica (deeper) potential

18

Strong Drilling Results in the Play

- Solid well results in southern McKean County and adjacent county areas on trend
  - SM – Southern McKean County*
    Potato Creek #3H - IP 11 mmcf/d
    EUR 4 BCF+
  - Seneca – Elk Co.
    Reported EUR's of 3 - 5 Bcf
  - Ultra - Eastern Potter County
    IP's 5 - 12 mmcf/d
  - EOG/Seneca – Northern Clearfield Co.
    Recent IP's 7 - 9+ mmcf/d
- Multi-Pay Upside
  - Seneca – Central Potter Co.
    Geneseo Shale IP's of 3 mmcf/d
  - Seneca – McKean Co.
    Utica Shale test well



Potato Creek
END 100%
Daniel
END 50%
Warren
McKean
Potter
Tioga
Forest
Cameron
Elk
Clinton
Lycoming
Jefferson
Clearfield
Centre
Union
END
EOG
Seneca
Ultra
PGE/Exxon

* Included in the Endeavour acquisition announced on July 18, 2011.

19

Heath Oil Shale on the Montana Frontier

- 25% joint venture with two independent Montana producers
- 400,000+ gross acres primarily in Garfield and Rosebud Counties (85,000 net to END)
- 900 potential horizontal drilling locations
- Purchased for $4 million
- 2D Seismic mapping completed. Pilot test locations identified and permitting in progress for Q3 drilling start
- 3 – 4 vertical pilot well drilling program to commence in Q3 + possible horizontal re-entries in 2011



MONTANA THRUST BELT
WILLISTON BASIN
MONTANA
HEATH OIL FAIRWAY

Heath Shale Oil Play Activity

- 'Bakken-like' play, but shallower
- A proven petroleum system ~ 137 MMBO cumulative production (Heath sourced)
- Continuous resource play, high TOC, high measured oil content, light oil



Heath Fairway outline
Petroleum
Garfield
Musselshell
Treasure
Rosebud
END
CMR
Cirque
Cabot
EOG
Heath oil fields

20

Alabama Frontier Shale Gas Play 21 50/50 joint venture "First Mover" position in frontier play Working interest in 107,000 gross acres (43,000 net to END) Up to 400 potential drilling locations Two vertical pilot tests drilled, cored, and analyzed Horizontal re-entry of vertical pilot well cased

Capital Structure 22

2011 Capital Budget 23 Projected Capital Spending = $150 million Key 2011 Projects U.K. Bacchus Greater Rochelle Exploration at Tudor Rose U.S. Haynesville Marcellus Testing to evaluate Alabama and Montana frontier plays U.K. Projects ~ $90 million U.S. Projects ~ $60 million

Estimated Valuation 24

Key Investment Highlights 25 Significant dual platform of assets North Sea development assets Resource rich U.S. shale plays Substantial multi-year production and cash flow growth expected beginning in 2011 Increasing near-term liquids production expected in 2011 Balanced portfolio: U.S. Domestic and International (U.K.) Oil and natural gas Onshore and offshore Development and exploration Experienced management team with proven track record